February 16, 2010

THE DREYFUS FUND INCORPORATED

Supplement to Prospectus dated May 1, 2009

The following information supersedes and replaces the information contained in the third paragraph of the section of the prospectus entitled "Management-Investment Adviser."

Sean P. Fitzgibbon, David Sealy and Barry K. Mills are co-primary portfolio managers of the fund.

Mr. Fitzgibbon has been a primary portfolio manager since May 2005. He has been employed by Dreyfus since October 2004. Mr. Fitzgibbon is also a senior vice president, portfolio manager, analyst and a member of the U.S. large-cap core equity team at The Boston Company Asset Management, LLC (TBCAM), a Dreyfus affiliate, where he has been employed since 1991. Mr. Sealy, who has been a portfolio manager of the fund since June 2005, is an analyst on the core research team of TBCAM, where he has been employed since 1997. He also has been employed by Dreyfus since June 2005. Mr. Mills, who has been a portfolio manager of the fund since June 2005, is an analyst on the core research team of TBCAM, where he has been employed since June 2005. He also has been employed by Dreyfus since 1999.

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